UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2009

Iridium Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33963	22-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6707 Democracy Boulevard

Suite 300

Bethesda, MD 20817

(Address of principal executive offices)

(301) 571-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 22, 2009, the Board of Directors (the “Board”) of Iridium Communications Inc. (the “Company”) adopted a compensation program for its non-employee directors (the “Program”). The purpose of the Program is to attract and retain qualified non-employee directors of the Board. The following summary of the Program is not complete and is qualified in its entirety by reference to the Non-Employee Director Compensation Policy attached hereto as Exhibit 10.1 and incorporated herein by reference thereto.

Under the Program, effective January 1, 2010, each non-employee director of the Company is eligible to receive an annual retainer of $140,000 for serving on the Board (the “Board Retainer”). Additionally, an annual retainer of $50,000 is awarded for serving as the chairman of the Board (the “Chairman Retainer”), an annual retainer of $20,000 is awarded for serving as the chair of the audit committee, an annual retainer of $15,000 for serving as the chair of the compensation committee and an annual retainer of $7,500 for serving as the chair of the nominating and corporate governance committee (collectively, the “Committee Chair Retainers”).

At the election of each non-employee director, the Board Retainer may be paid entirely in stock options, restricted stock or restricted stock units of the Company (collectively “Securities”) or some combination of cash and Securities, with no more than $50,000 of the total Board Retainer being paid to such non-employee director in cash. Additionally, at the election of the non-employee director, the Chairman Retainer and Committee Chair Retainers may be paid in either restricted stock units or cash, or a combination of the foregoing.

On December 22, 2009, the Board also adopted the following form agreements under the Iridium Communications Inc. 2009 Stock Incentive Plan:

(1) Form of Stock Option Agreement for Non-Employee Directors

(2) Form of Restricted Stock Award Agreement for Non-Employee Directors

(3) Form of Restricted Stock Unit Agreement for Non-Employee Directors

These form agreements are being filed as Exhibits 10.2 through 10.4 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

10.1	Non-Employee Director Compensation Plan.

10.2	Form of Stock Option Agreement for Non-Employee Directors for use in connection with the Iridium Communications Inc. 2009 Stock Incentive Plan.

10.3	Form of Restricted Stock Award Agreement for Non-Employee Directors for use in connection with the Iridium Communications Inc. 2009 Stock Incentive Plan.

10.4	Form of Restricted Stock Unit Agreement for Non-Employee Directors for use in connection with the Iridium Communications Inc. 2009 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDIUM COMMUNICATIONS INC.

Date:	December 22, 2009	By:	/S/ MATTHEW J. DESCH
		Name:	Matthew J. Desch
		Title:	Chief Executive Officer